UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549
             ____________________________________________________

                                FORM 8-K/A
                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1933

                            July 14, 2005
              Date of Report (Date of earliest event reported)
            ____________________________________________________

                       iWORLD PROJECTS & SYSTEMS, INC.
           (Exact name of registrant as specified in its charter)

                               814-00689
                          (Commission File No.)

                                Nevada
               (State or other jurisdiction of incorporation)

                              88-0492267
                  (IRS Employer Identification Number)

   412 Brevard Avenue, Cocoa, FL                          32922
 (Address of principal executive offices)                 (ZIP Code)

                              (407) 810-6125
       (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    _____________________________________________________________




ITEM  5.02.  RESIGNATION OF REGISTRANT?S DIRECTORS.

	AS previously reported, on July 13, 2005, the Registrant received the resignations of two of its directors, Stanley Hirschman and Phil Pearce, as
members of the Board, effective immediately.   Attached as Exhibits 5.02.1 and
502.2 are the written resignations of Mr. Hirschman and Mr. Pearce, as received by the Company, with the stated reasons for their resignations..

Item 9.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

         None

(b)	Pro forma financial statements.

		None

(c)	Exhibits

         Exhibit 1  Resignation of Stanley A. Hirschman
         Exhibit 2  Resignation of Phil E. Pearce


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2005

                            iWORLD PROJECTS & SYSTEMS, INC.


                            By /s/ Robert Hipple
                          -----------------------------------------
                             Robert Hipple, Chief Executive Officer